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                                                                  Exhibit 10-e-4


                       ROCKWELL INTERNATIONAL CORPORATION

                MEMORANDUM OF PROPOSED AMENDMENTS TO THE ROCKWELL
            INTERNATIONAL CORPORATION 2000 LONG-TERM INCENTIVES PLAN
            --------------------------------------------------------

                  ADOPTED BY BOARD OF DIRECTORS ON JUNE 6, 2001

1. Amend Section 2 to redesignate paragraphs (w) through (y) as paragraphs (z) through (bb), respectively, and to add new, or amend redesignated, paragraphs
(q), (w), (x) and (y), respectively, to read in their entirety as follows:

                  (q) Participant. (i) Any Employee who has been granted an Award; (ii) any Employee (a Continuing Rockwell Collins Participant) as of the opening of business on the Rockwell Collins Distribution Date who then held one or more outstanding Awards and who on or before the close of business on the Rockwell Collins Distribution Date remained or became an employee of Rockwell Collins or any of its subsidiaries, but only for purposes of determining such an Employee's rights with respect to his or her outstanding Awards and only so long as such an Employee shall remain an employee of Rockwell Collins or any of its subsidiaries; and (iii) any Employee (a Continuing Rockwell Science Center Participant) as of the opening of business on the Rockwell Collins Distribution Date who then held one or more outstanding Awards and who on or before the close of business on the Rockwell Collins Distribution Date remained or became an employee of Rockwell Science Center or any of its subsidiaries, but only for purposes of determining such an Employee's rights with respect to his or her outstanding Awards and only so long as such an Employee shall remain an employee of Rockwell Science Center or any of its subsidiaries.

                  (w) Rockwell Collins. Rockwell Collins, Inc., a Delaware corporation, and any successor thereto.

                  (x) Rockwell Collins Distribution Date. The Distribution Date as defined in the Distribution Agreement, dated as of June 29, 2001, by and among Rockwell, Rockwell Collins and Rockwell Science Center relating, among other things, to the distribution of shares of Rockwell Collins Common Stock to Rockwell's shareowners.

                  (y) Rockwell Science Center. Rockwell Scientific Company LLC, a Delaware limited liability company, and any successor thereto.